UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                                     of the
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
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                         April 25, 2005 (April 21, 2005)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


         Oklahoma                       1-13726                  73-1395733
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)


    6100 North Western Avenue, Oklahoma City, Oklahoma             73118
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         (Address of principal executive offices)                (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


     On April 21, 2005, Shannon Self, a director of the Company since 1993, notified the Company that he will not stand for re-election upon the expiration of his current term as a director at the Company's annual meeting of shareholders in June 2005. Mr. Self's resignation letter is attached as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01  Final Statements and Exhibits.

         (c)      Exhibits

     Exhibit No.             Document Description
     -----------             --------------------

         99.1           Shannon Self resignation letter of April 21, 2005


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CHESAPEAKE ENERGY CORPORATION


                                 By:     /s/ Aubrey K. McClendon
                                         --------------------------------------
                                             Aubrey K. McClendon
                                             Chairman of the Board and
                                             Chief Executive Officer


Date:         April 25, 2005


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


                                  EXHIBIT INDEX


     Exhibit No.             Document Description
     -----------             --------------------

         99.1           Shannon Self resignation letter of April 21, 2005


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